SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 30, 2004
                        (Date of earliest event reported)


                                 vFINANCE, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                   1-11454-03               58-1974423
  (State of incorporation or   (Commission File No.)       (IRS Employer
         organization)                                  Identification No.)


                            3010 North Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431
                    (Address of principal executive offices)


                                 (561) 981-1000
              (Registrant's telephone number, including area code)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 30, 2004, vFinance, Inc. issued a press release describing its results of operations for the fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 12 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                                                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     vFINANCE, INC.



                                                 By: /s/ Leonard J. Sokolow
                                                      ----------------------
                                                 Name:   Leonard J. Sokolow
                                                 Title:  Chief Executive Officer


Date: March 30, 2004

                                  EXHIBIT INDEX

Exhibit                    Description

12                         Press Release dated March 30, 2004